UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 18, 2005

                    American Golden Century Investments Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)


 000-32281                                   76-0616473
(Commission File Number)                    (IRS Employer Identification Number)


                               400 601 W. Broadway
                              Vancouver, BC V5Z 4C2
                                     Canada
                           --------------------------
                    (Address of principal executive offices)

                                  604-675-6930
                                 --------------
              (Registrant's telephone number, including area code)


                              Portage Partners Ltd.
          (Former name or former address, if changed since last report)

 Item 4.01   Changes in Registrant's Certifying Accountant

         Effective October 12, 2005, Beckstead and Watts, LLP ("Beckstead ") was dismissed as the principal accountant of American Golden Century Investments Inc. (the "Company") engaged to audit the Company's financial statements. Prior to their dismissal, there were no disagreements with Beckstead on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Beckstead would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term is described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

         On October 12, 2005, the Company sent a letter to Beckstead's office (2425 W Horizon Ridge Parkway, Henderson, NV, 89052) informing Beckstead that it was dismissed as the Company's certifying accountant as of October 12, 2005 with the Form 8-K filed by the Company on October 18, 2005 and requesting Beckstead to furnish the Company with a letter addressed to the Company stating whether it agrees with the statements made in such Form 8-K by the Company. The Company is filing a copy of Beckstead 's October13, 2005 letter addressed to the Company as
Exhibit 16.1 to this Form 8-K.

         Effective on October 12, 2005, the Company engaged Hansen, Barnett & Maxwell, whose address is 5 Triad Center, Suite 750, Salt Lake City, UT
84180-1128 to audit the Company's financial statements. During the Company's most recent fiscal year, and the subsequent period prior to such appointment, the Company has not consulted the newly engaged accountant regarding the application of accounting principals to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

         The  Board  of  Directors  of  the  Company   approved  the  change  in
accountants described herein on October 10, 2005.

         During the Company's two most recent fiscal years (ended December 31, 2004 and 2003) and from January 1, 2005 to the date of this Report, there were no disagreements with the Company's independent registered accounting firms on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in
Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended December 31, 2004 and 2003) and from January 1, 2005 to the date of this Report.


Item 9.01   Financial Statements and Exhibits

Exhibit

16.1     Letter from Beckstead and Watts, LLP dated October13, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 18, 2005

American Golden Century Investments Inc.
a Nevada corporation


By: /s/ Yi Shen
   ----------------------
   Yi Shen
   President